Exhibit 24.1

POWER OF ATTORNEY OF VIRGINIA M. ROMETTY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman, President and Chief Executive Officer, and Director, of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Virginia M. Rometty
Virginia M. Rometty
Chairman, President and
Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and
Chief Financial Officer, Finance and Enterprise Transformation

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Alain J.P. Belda
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ William R. Brody
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Kenneth I. Chenault
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Michael L. Eskew
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ David N. Farr
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Shirley Ann Jackson
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Andrew N. Liveris
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ W. James McNerney, Jr.
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ James W. Owens
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Joan E. Spero
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Sidney Taurel
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2012 on Form 10-K, hereby constitutes and appoints Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Mark Loughridge, Virginia M. Rometty, and Robert C. Weber as true and lawful attorneys-in-fact and agents for the undersigned director, and each of them with full power to act without the others, for such director and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2013.

/s/ Lorenzo H. Zambrano
Director